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                                                                   EXHIBIT 10.11


                               FIRST AMENDMENT TO

                     CREDIT AGREEMENT AND SECURITY AGREEMENT

                  This FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT (this "Amendment"), effective as of August 30, 1996, is entered into by and among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation (the "Company'); THEC HOLDINGS CORP., a Delaware corporation (the "Pledgor"); and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), with offices at 712 Main Street, Houston, Texas 77002, individually and as Administrative Agent (TCB, in its capacity as Administrative Agent hereinafter called "Administrative Agent") for itself and such other banks or lending institutions (collectively the "Banks") which are or hereafter become a party to the "Credit Agreement" (hereinafter defined).

                             PRELIMINARY STATEMENTS:

                  A. The Company, the Administrative Agent, and TCB entered into that certain Credit Agreement dated as of July 2,1996 (as the same may from time to time be amended, supplemented, or modified, the "Credit Agreement") under the terms of which the Banks agreed to make available to the Company a revolving line of credit not to exceed, in the aggregate, $150,000,000 at any one time outstanding.

                  B. Pursuant to the Credit Agreement, the Pledgor and the Administrative Agent, as Secured Party, entered into that certain Security Agreement dated as of July 2, 1996 ("Security Agreement").

                  C. The Company and the Pledgor have requested that TCB and the Administrative Agent modify certain terms of the Credit Agreement and Security Agreement, and, subject to the terms and conditions contained herein, TCB and the Administrative Agent have agreed so to do.

                  NOW THEREFORE, in consideration of the foregoing the parties hereto hereby agree as follows:

                  Section 1. Certain Defined Terms. All capitalized terms used herein (including in the preliminary statements hereof) and not otherwise defined shall have the meanings set forth in the Credit Agreement.




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                  Section 2. Amendment to definition of IPO in Credit Agreement.
The definition of IPO in the Credit Agreement is hereby deleted in its entirety, and the following definition shall be substituted therefor:

                  "IPO" shall mean the public offering of stock of the Company, which is scheduled to occur on or before October 1, 1996."

                  Section 3. Amendment to Section 8.12 of the Security Agreement. The last sentence of Section 8.12 of the Credit Agreement is hereby deleted in its entirety, and the following sentence shall be substituted therefor:

                  "Upon (i) the closing of the IPO and the prepayment of the Loans by the Borrower pursuant to Section 2.08(c) of the Credit Agreement or (ii) the full and final payment of the Obligations and the compliance by Pledgor with all covenants and agreements hereof, Secured Party will release, reassign and transfer the Collateral to Pledgor without any further action of any kind and regardless of the existence of an Event of Default; provided, however, if the IPO is not completed within 90 days after the Closing Date, Secured Party shall retain the pledge of the Collateral and all of Secured Party's rights, titles and security interests in the Collateral conveyed hereby."

                  Section 4. Ratification. The Company and the Pledgor acknowledges ratify, respectively, the Credit Agreement and the Security Agreement as amended hereby, and agree and acknowledge that all the terms thereof as amended hereby (a) are hereby brought forward for the benefit of the Banks and the Administrative Agent and (b) shall remain in full force and effect.

                  Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

                  Section 6. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

                  Section 7. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER SECURITY INSTRUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                              COMPANY:

                              THE HOUSTON EXPLORATION COMPANY.

                              By: /s/ Thomas W. Powers
                                 ----------------------------------------
                                 Thomas W. Powers
                                 Senior Vice President


                              PLEDGOR:

                              THEC HOLDINGS CORP.

                              By: /s/ Randall J. Fleming
                                 ----------------------------------------
                                 Randall J. Fleming
                                 Vice President

                              TCB AND ADMINISTRATIVE AGENT:

                              TEXAS COMMERCE BANK NATIONAL
                               ASSOCIATION, Individually as a Bank
                               and in its capacity as Administrative Agent

                              By: /s/ Paul J. Nidoh
                                 -----------------------------------------
                                 Paul J. Nidoh
                                 Vice President